Exhibit 99.1

Jazz Pharmaceuticals to Acquire Chimerix, Further Diversifying Oncology Portfolio

-Dordaviprone addresses a significant unmet patient need for patients with rare, high-grade brain tumors-

-Transaction to add near-term commercial opportunity to Jazz’s pipeline-

-Transaction represents total cash consideration of approximately $935 million, or $8.55 per share-

DUBLIN and DURHAM, March 5, 2025 – Jazz Pharmaceuticals plc (Nasdaq: JAZZ) (“Jazz” or the “Company”) and Chimerix (Nasdaq: CMRX) (“Chimerix”), today announced the companies have entered into a definitive agreement for Jazz to acquire Chimerix for $8.55 per share in cash, representing a total consideration of approximately $935 million. The transaction has been approved by both companies and is expected to close in the second quarter of 2025.

Chimerix’s lead clinical asset is dordaviprone, a novel first-in-class small molecule treatment in development for H3 K27M-mutant diffuse glioma, a rare, high-grade brain tumor that most commonly affects children and young adults. There are no U.S. Food and Drug Administration (FDA)-approved therapies specifically for H3 K27M-mutant diffuse glioma patients; radiation is the most common treatment approach. A New Drug Application (NDA) for accelerated approval of dordaviprone in recurrent H3 K27M-mutant diffuse glioma was recently accepted and granted Priority Review by FDA. FDA has set a target Prescription Drug User Fee Act (PDUFA) action date of August 18, 2025. If approved in the U.S., dordaviprone may be eligible for a Rare Pediatric Disease Priority Review Voucher (PRV). Separately, dordaviprone is being studied in the ongoing Phase 3 ACTION trial, evaluating its use in newly diagnosed, non-recurrent H3 K27M-mutant diffuse glioma patients following radiation treatment, potentially extending this treatment option into the front-line setting.

“Adding dordaviprone to our oncology R&D pipeline will further diversify our portfolio with a medicine that addresses a significant unmet need with no other FDA-approved therapies and limited treatment options for this patient population. If approved, dordaviprone has the potential to rapidly become a standard of care for a rare oncology disease and also contribute durable revenue beginning in the near-term,” said Bruce Cozadd, chairman and chief executive officer, Jazz Pharmaceuticals. “We are encouraged by the dordaviprone clinical trial results to date and look forward to closing the proposed acquisition and working with our new colleagues from Chimerix to fully leverage our combined R&D and commercial expertise to deliver this novel therapy to patients, beginning as early as the second half of this year.”

“We are excited to reach this agreement with Jazz Pharmaceuticals as they bring global scale to broaden our dordaviprone commercial strategy,” said Mike Andriole, President and CEO of Chimerix. “The transaction, if approved, provides the opportunity to advance access to dordaviprone to reach more patients globally. This announcement is the culmination of years of scientific work by our incredibly talented team, and will deliver significant and certain value to our shareholders.”

Key Highlights

•	Strategic fit that will strengthen Jazz’s presence in the rare oncology space and reinforces commitment to patients with rare diseases with significant unmet need

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Dordaviprone has been shown to benefit patients with recurrent H3 K27M-mutant diffuse glioma across several clinical studies, with a consistently favorable safety profile both as monotherapy and in combination with other treatment approaches including radiation

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With no currently approved therapies for H3 K27M-mutant diffuse glioma patients, dordaviprone has the potential to rapidly become a standard of care and a meaningful therapy for patients with limited treatment options

•	Potential near-term commercial launch in the U.S., if approved

•	FDA has accepted an NDA for dordaviprone seeking accelerated approval for treatment of H3 K27M-mutant diffuse glioma in adult and pediatric patients with progressive disease following prior therapy

•	NDA has been granted Priority Review and assigned a PDUFA target action date of August 18, 2025

•

Following the closing of the proposed acquisition and in collaboration with its new colleagues from Chimerix, Jazz plans to leverage its combined development and commercial capabilities to continue advancing the dordaviprone clinical trial program and execute a strong commercial launch, if approved in the U.S.

•	Will create an additional durable revenue opportunity for Jazz with patent protection into 2037, with potential to receive patent term extension

•	Ongoing Phase 3 ACTION trial has potential to confirm clinical benefit of dordaviprone in recurrent H3 K27M-mutant diffuse glioma and extend its use to front-line patients

Transaction Terms

Under the terms of the merger agreement, Jazz will commence an all-cash tender offer to acquire all outstanding shares of Chimerix’s common stock, whereby Chimerix shareholders will be offered $8.55 per share in cash, representing a total consideration of approximately $935 million. This reflects an approximately 72% premium based on the closing trading price on March 4, 2025. Upon the successful completion of the tender offer, Jazz will acquire all shares not acquired in the tender through a second-step merger for the same consideration per share paid in the tender offer.

Jazz expects to fund the transaction through existing cash and investments.

Closing Conditions

The transaction is subject to customary closing conditions, including the tender of a majority of the outstanding shares of Chimerix’s voting common stock and other conditions. Chimerix’s Board of Directors unanimously recommends that Chimerix shareholders tender their shares in the tender offer.

Advisors

Guggenheim Securities is serving as financial advisor to Jazz Pharmaceuticals, and Wachtell, Lipton, Rosen & Katz is serving as legal advisor.

Centerview Partners LLC is serving as financial advisor to Chimerix, and Skadden, Arps, Slate, Meagher & Flom LLP and Cooley LLP are serving as legal advisors.

About Dordaviprone

Dordaviprone (ONC201) is a novel first-in-class small molecule imipridone that selectively targets the mitochondrial protease ClpP and dopamine receptor D2 (DRD2). Dordaviprone’s unique mechanism of action includes alterations of key epigenetic modifications such as reversal of H3 K27me3-loss, which is the hallmark of H3 K27M-mutant gliomas.

About Jazz Pharmaceuticals

Jazz Pharmaceuticals plc (NASDAQ: JAZZ) is a global biopharmaceutical company whose purpose is to innovate to transform the lives of patients and their families. We are dedicated to developing life-changing medicines for people with serious diseases — often with limited or no therapeutic options. We have a diverse portfolio of marketed medicines, including leading therapies for sleep disorders and epilepsy, and a growing portfolio of cancer treatments. Our patient-focused and science-driven approach powers pioneering research and development advancements across our robust pipeline of innovative therapeutics in oncology and neuroscience. Jazz is headquartered in Dublin, Ireland with research and development laboratories, manufacturing facilities and employees in multiple countries committed to serving patients worldwide. Please visit www.jazzpharmaceuticals.com for more information.

About Chimerix

Chimerix is a biopharmaceutical company with a mission to develop medicines that meaningfully improve and extend the lives of patients facing deadly diseases. The Company’s most advanced clinical-stage development program, dordaviprone, is in development for H3 K27M-mutant glioma. The Company is conducting Phase 1 dose escalation studies of ONC206 to evaluate safety and PK data.

Caution Concerning Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties relating to future events and the future performance of Jazz Pharmaceuticals plc. (“Jazz”) and Chimerix, Inc. (“Chimerix”), including statements regarding Jazz’s proposed acquisition of Chimerix, the anticipated occurrence, manner and timing of the proposed tender offer, the closing of the proposed acquisition and the prospective benefits of the proposed acquisition, including benefits from dordaviprone’s potential to improve the standard of care for a rare oncology disease and also contribute durable revenue beginning in the near-term; dordaviprone’s potential to rapidly become a standard of care and a meaningful therapy for patients with limited treatment options; the potential for a near-term commercial launch of dordaviprone in the U.S. if approved; the potential of the ongoing Phase 3 ACTION trial to confirm clinical benefit of dordaviprone in recurrent H3 K27M-mutant diffuse glioma and extend its use in first-line patients; dordaviprone potentially being eligible for a Rare Pediatric Disease PRV; Jazz’s anticipated source of funds for the proposed acquisition; and other statements that are not historical facts. Actual results could differ materially from those anticipated in these forward-looking statements. Except as required by law, each of Jazz and Chimerix assume no obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise. These statements, which represent each of Jazz’s and Chimerix’s current expectations or beliefs concerning various future events that are subject to significant risks and uncertainties, may contain words such as “may,” “will,” “would,” “could,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “project,” “seek,” “should,” “strategy,” “future,” “opportunity,” “potential” or other similar words and expressions indicating future results. Risks that may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties as to the timing of the tender offer; uncertainties as to how many of Chimerix’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction (or only grant approval subject to adverse conditions or limitations); the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; the possibility that the transaction does not close; risks related to the parties’ ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period and that Jazz and Chimerix will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risk that competing offers or acquisition proposals will be made; the effects of the transaction on relationships with employees, customers, suppliers, other business partners or governmental entities; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Jazz’s ordinary shares or Chimerix’s common stock and/or Jazz’s or Chimerix’s operating results; significant transaction costs; unknown or inestimable liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; Jazz’s ability to fund the acquisition with existing cash and investments; effectively launching and commercializing products and product candidates such as dordaviprone, if approved; the successful completion of development and regulatory activities with respect to dordaviprone; obtaining and maintaining adequate coverage and reimbursement for Jazz’s or Chimerix’s products; the time-consuming and uncertain regulatory approval process, including the risk that Chimerix’s NDA for dordaviprone seeking accelerated approval for treatment of H3 K27M-mutant diffuse glioma in adult and pediatric patients with progressive disease following prior therapy may not be approved by FDA in a timely manner or at all, and that Chimerix and/or Jazz may not receive a Rare Pediatric Disease PRV upon potential approval of dordaviprone; the costly and time-consuming pharmaceutical product development and the uncertainty of clinical success, including risks related to failure or delays in successfully initiating or completing clinical trials and assessing patients, including with respect to current and planned future clinical trials of dordaviprone; global economic, financial, and healthcare system disruptions and the current and potential future negative impacts to Jazz’s or Chimerix’s business operations and financial results; the sufficiency of Jazz’s or Chimerix’s cash flows and capital resources; Jazz’s or Chimerix’s ability to achieve targeted or expected future financial performance and results and the uncertainty of future tax, accounting and other provisions and estimates; and other risks and uncertainties affecting Jazz and Chimerix, including those described from time to time under the caption “Risk Factors” and elsewhere in their respective filings and reports with the U.S. Securities and Exchange Commission (the “SEC”), including Jazz’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and Chimerix’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 as well as the Tender Offer Statement on Schedule TO and related tender offer documents to be filed by Jazz and its acquisition subsidiary, Pinetree Acquisition Sub, Inc., and the Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by Chimerix. Any forward-looking statements are made based on the current beliefs and judgments of Jazz’s and Chimerix’s management, and the reader is cautioned not to rely on any forward-looking statements made by Jazz or Chimerix. Except as required by law, Jazz and Chimerix do not undertake any obligation to update (publicly or otherwise) any forward-looking statement, including without limitation any financial projection or guidance, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

The tender offer referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities, nor is it a substitute for the tender offer materials that Chimerix, Jazz or its acquisition subsidiary, Pinetree Acquisition Sub, Inc., is expected to file with the SEC upon the commencement of the tender offer. The solicitation and offer to tender and the offer to buy Chimerix stock will only be made pursuant to a tender offer statement on Schedule TO, including an Offer to Purchase and related tender offer materials that Jazz and its acquisition subsidiary, Pinetree Acquisition Sub, Inc. is expected to file with the SEC. At the time the tender offer is commenced, Jazz and its acquisition subsidiary will file a Tender Offer Statement on Schedule TO and thereafter Chimerix is expected to file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. CHIMERIX’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ CAREFULLY THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS), AS WELL AS THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 BECAUSE THEY WILL EACH CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF CHIMERIX SECURITIES AND OTHER INVESTORS SHOULD CONSIDER BEFORE MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER. The Offer to Purchase, the related Letter of Transmittal, certain other tender offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D-9, will be made available to all stockholders of Chimerix at no expense to them and will also be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting either Jazz or Chimerix. Copies of the documents filed with the SEC by Chimerix will be available free of charge on Chimerix’s website at https://www.chimerix.com or by contacting Chimerix at IR@chimerix.com. Copies of the documents filed with the SEC by Jazz will be available free of charge on Jazz’s website at https://investor.jazzpharma.com or by contacting Jazz’s Investor Relations Department at investorinfo@jazzpharma.com.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D-9, Jazz and Chimerix each file annual, quarterly and current reports, proxy statements and other information with the SEC, which are available to the public over the internet at the SEC’s website at http://www.sec.gov.

Contacts

Investors:

Jeff Macdonald

Executive Director, Investor Relations

Jazz Pharmaceuticals plc

InvestorInfo@jazzpharma.com

Ireland +353 1 634 3211

U.S. +1 650 496 2717

Media:

Kristin Bhavnani

Head of Global Corporate Communications

Jazz Pharmaceuticals plc

CorporateAffairsMediaInfo@jazzpharma.com

Ireland +353 1 637 2141

U.S. +1 215 867 4948

Chimerix Investors:

Will O’Connor

Stern Investor Relations

212-362-1200

Chimerix Media:

Dan Moore / Paige Macpherson / Dylan O’Keefe

Collected Strategies

cmrx-cs@collectedstrategies.com